Note 9 - Dividend payable	9 Months Ended
Sep. 30, 2014
Dividends [Abstract]
Dividends [Text Block]
9.	Dividend payable

On September 12, 2014, the Board of Directors declared a special supplemental dividend in the amount of $682,033 or $0.46 per share of Gyrodyne common stock. The dividend will be payable in the form of non-transferrable interests in a subordinated dividend note, unless Gyrodyne’s Board of Directors otherwise determines to pay all or part of such dividend in cash and subject to any applicable law, rule or regulation. The dividend will be payable on December 31, 2014 to all shareholders of record on September 26, 2014. The dividend is intended to prevent the imposition of federal corporate income tax on the Company's undistributed 2013 REIT taxable income.